UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

ENOCHIAN BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century City East

Suite 906

Los Angeles, CA 90067

(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ENOB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, at a meeting of the Board of Directors (the “Board”) of Enochian Biosciences Inc., a Delaware corporation (the “Company”), the Board appointed Jayne McNicol to the Board effective immediately. Ms. McNicol was also appointed as a member of the Audit Committee of the Company effective immediately. She succeeded Greg Alton as Audit Committee Chair. Mr. Alton remains a member of the Audit Committee. Ms. McNicol will serve until the Company’s 2022 Annual Meeting of Stockholders or until her successor has been duly elected and qualified.

Ms. McNicol currently serves as Chief Financial Officer of California Life Sciences Association. She is a Certified Public Accountant whose career began at Arthur Young & Co. (later known as Ernst & Young LLP) in 1987. Her career with Ernst & Young LLP spanned nearly three decades, and she supervised assurance and advisory services teams while serving as partner from 2001 to 2017. In connection with her appointment, the Board determined that Ms. McNicol (i) is an “independent director” as contemplated by Section 5605(a)(2) of the Nasdaq Marketplace Rules, (ii) meets the requirements for audit committee service pursuant to Nasdaq Marketplace Rule 5605(c)(2)(A), and (iii) is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Ms. McNicol will receive compensation for her services in accordance with the Company’s standard compensation arrangement for non-employee directors, including an annual retainer of $60,000 and an Audit Committee Chair fee of $15,000. Under the compensation arrangement, compensation is prorated based on the number of fiscal quarters for which the director serves. There is no arrangement or understanding between Ms. McNicol and any other persons pursuant to which Ms. McNicol was appointed as a director. There are no related party transactions between Ms. McNicol and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: May 27, 2021